UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OFTHE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   May 29, 2012
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MMEX MINING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-152608	26-1749145
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2626 Cole Avenue, Suite 610
Dallas, Texas 75204
 (Address of principal executive offices)

Registrant's telephone number, including area code:    (214) 880-0400

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act
☐  Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐  Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐  Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  Effective May 29, 2012, our board of directors increased its size from two to three persons and elected Nabil Katabi, 42, to fill the vacancy created thereby.  Mr. Katabi, our Vice President-Project Development & Financing, joined Maple Resources in 1996 and had positions of increasing responsibility including the development of the Ethanol Project for Maple Peru (now Maple Energy).   Prior to joining Maple Resources, Mr. Katabi worked for Banque Indosuez in Copenhagen, Denmark.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMEX Mining Corporation

Date: June 1, 2012	By:	/s/ Jack W. Hanks
Jack W. Hanks, President and Chief Executive Officer

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